BlackRock Funds II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated June 30, 2014 to the Summary Prospectus of the Fund

Effective July 1, 2014, the sub-advisory agreement between BlackRock Advisors, LLC (“BlackRock”) and BlackRock Financial Management, Inc. (“BFM”) with respect to the Fund, and the sub-advisory agreement between BlackRock and BlackRock Investment Management, LLC (“BIM”) with respect to the Fund, expired. BlackRock will remain as the investment adviser to the Fund and will provide investment advisory services to the Fund pursuant to the investment advisory agreement currently in effect with BlackRock. The Fund’s other sub-advisory arrangements will not be impacted by this change. The same portfolio management team will continue to manage the Fund and there will be no change in the advisory fee rate payable by the Fund to BlackRock as a result of the expiration of the sub-advisory agreement.

References in the Fund’s summary prospectus to BFM and BIM currently serving as sub-advisers to the Fund are hereby deleted. For information about the investment advisory arrangements for the Fund and BlackRock, see “Management of the Fund – BlackRock” in the Fund’s prospectus.

Shareholders should retain this Supplement for future reference.

SPRO-BFMBIM-0614SUP